Events Occurring After the Reporting Date	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Events Occurring After the Reporting Date

31 Events Occurring After the Reporting Date

(a)	On 10 July, 2025, the company received conversion notice from Arena (PIPE) for conversion of USD 250,000 of convertible debt to Ordinary shares, which company have been duly executed and issued with 420,066 class A Ordinary shares as per instruction from Arena (PIPE)

(b)	At the time of Business combination, Arena (PIPE) entered into an Escrow agreement with American Physicians (AP) for an amount of USD 1million, which in the event of default can be unilaterally withdrawn by Arena, the company has been informed by legal counsel that Arena’s (PIPE) has lodged an event of default against said Escrow account and have withdrawn USD 1 million from Escrow Account.

As the company, was not party to above mentioned Escrow account, the company has not received any notices from Arena (PIPE) or American Physician (AP).

The Company is reviewing the Securities Purchase Agreement entered with Arena (PIPE) to confirm whether the liability pertaining to outstanding convertible notes, currently disclosed in note 11 (b) will be extinguished, as a result of above event and withdrawal of funds from Escrow account.

The consolidated financial report was authorised for issue by the board of directors.

No matters or circumstances have arisen since the end of the financial year which significantly affected or could significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company in future financial years.